EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT


________________________, 2006


Mr. Paul Egan, President FreeStar Technology Corporation.
Calle Fantino Falco, #24, J. Baez Building, 2nd Floor
Santo Domingo, Dominican Republic

Dear Mr. Egan:

1.    Subscription.

The undersigned hereby subscribes to become a shareholder in FreeStar Technology Corporation, a Nevada corporation ("Company"), and to purchase the amount of shares of common stock ("Shares") indicated below in accordance with the terms and conditions of this Subscription Agreement and the attached Summary of the Offering (including the Company's Form 10-KSB and Form 10-QSB (collectively, "Summary"). This subscription may be rejected by the Company.

2.    Representations by Undersigned.

The undersigned represents and warrants as follows:

(a) He has received a copy of the Summary; has read the Summary (including any and all amendments and addendums thereto) and the Exhibits thereto relating to the offering of the Shares, and has relied only on the information contained therein or otherwise provided to him in writing by the Company, and agrees to be bounds by all the terms contained therein.

(b) He understands that he is subscribing for the Shares without being furnished any offering material other that the Summary, and that he has had an unrestricted opportunity to obtain additional information concerning the terms and conditions of this offering, the Company, and any other matters relating directly or in directly to this purchase of the Shares, or as may be necessary to verify the accuracy of the information contained in the Summary or as otherwise provided.

(c) He understands that the Shares have not been registered under the Securities Act 1933, as amended ("Act"), pursuant to regulation S promulgated thereunder by the U.S. Securities and Exchange Commission ("SEC") relating to the offer and sale of securities outside the United States, and he has no right to require such registration (legends will be placed on nay certificates evidencing the Shares with respect to restrictions on distribution, transfer, resale, assignment or subdivision of the Shares imposed by federal securities laws). In addition, he understands that the SEC has not approved or disapproved these securities, nor has it passed upon or endorsed the merits of this offering, or the accuracy or adequacy of the documents provided by the Company.

(d) The Shares are being purchased him for his own account, as principal, for investment and not with the view toward or for resale in connection with the distribution of a security.

(e) He or his agents or investment advisers have such knowledge and experience and financial and business matters that will enable him to utilize information of made available to him in connection with the offering of the Shares to evaluate the risks of the prospective investment and to make an informed investment decision.

(f) He recognizes that the Company has a limited financial and operating history, and that the Shares as an investment and involve special risks.

(g) He realizes that the Shares cannot be readily sold as there will be no public market, and that he may not be able to sell or dispose of the Shares and therefore he must not purchase the Shares unless he has liquid assets sufficient to assure himself that such purchases will cause him no undue financial difficulties and that he can still provide for his current needs and possible personal contingencies.

(h) He understands that his right to transfer the Shares will be restricted, which include restrictions against transfers unless the transfer is not in violation of the Act, and applicable state securities laws (including investment suitability standards).

(j) All information which he has provided to the Company concerning himself, his financial position and his knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof. The undersigned hereby agrees to indemnify, defend and hold harmless the Company and all of its shareholders, officers, directors, affiliates and advisors from any and all damages, losses, liabilities, costs and expenses (including reasonable attorney's fees) that they may incur by reason of my failure to fulfill all of the terms and conditions of this Agreement or by reason of the untruth or inaccuracy of any of the representations, warranties or agreements contained herein or in any other documents he has furnished to any of the foregoing in connection with this transaction. This indemnification includes, but is not limited to, any damages, losses, liabilities, costs and expenses (including reasonable attorney's fees) incurred by the Company or any of its shareholders, officers, directors, affiliates or advisors defending against any alleged violation of federal or state securities laws which is based upon or related to any untruth or inaccuracy of any of the representations, warranties or agreements contained herein or in any other documents he has furnished to any of the foregoing in connection with this transaction.

(k) The undersigned understand and agrees that: (i) he may not transfer or assign this Agreement, or any interest herein, and any purported transfer shall be void; (ii) he hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke the Agreement and that this Agreement will be binding on my heirs, successors and personal representatives; provided, however, that if the Company rejects this Agreement, this Agreement shall be automatically cancelled, terminated and revoked; (iii) this Agreement constitutes the entire agreement among the parties hereto with respect to the sale of the Shares and may be amended, modified or terminated only by writing executed by all parties (except as provided herein with respect to rejection of this Agreement by the Company); (iv) within five (5) days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as may be reasonably necessary to comply with any and all laws and regulations to which the Company is subject; and (v) the representations and warranties of the undersigned set forth herein shall survive the sale of the Shares pursuant to this Agreement.

3.    Amount of Shares.

The undersigned hereby subscribes for the Shares as follows: $_________________ (minimum investment required is one hundred thousand dollars ($100,000), unless lower minimum permitted by the company), at twenty cents ($0.20) per Share.

4.    Type of Ownership.

The form of ownership for the Shares subscribed will be as follows (check one):


(a) _______ Individual ownership (one signature required).

(b) _______ Joint tenants with right of  survivorship  (both or all parties must sign).

(c) _______ Tenants in common (both or all parties must sign).

(d) _______ Community  property (one signature  required if interest held in one name, that of managing spouse; two signatures required if interest held in both names).

(e) _______ Trust (please  include a copy of thrust  agreement  authorizing  the signature).

(f) _______ Partnership  (please  include  a  copy  of  partnership  agreement authorizing the signature).

(g)  ______ Corporation   (please  include  certified   corporate   resolution
            authorizing the signature).

(h) ______ Individual retirement account or pension plan (please include copy of plan establishing program and authorizing the signature).

5.    Name of Investor

Please print in the below the exact name the investor desires on his account:

________________________________________________________________________________


Executed this _______ day of ______________, 2006, at __________________________
                                                        City             State



__________________________________              ________________________________
Investor #1 Signature                           Investor #2 Signature


__________________________________              ________________________________
Investor #1 Print or Type Name                  Investor #2 Print or Type Name


__________________________________              ________________________________
Social Security or Tax ID. No.                  Social Security or Tax ID. No.




SUBSCRIPTION ACCEPTED:

FreeStar Technology Corporation



By: _______________________________
Name: Paul Egan, President

Date: ______________________________

                            INSTRUCTIONS TO INVESTORS

Please  read  carefully  the  Summary of the  Offering  of  FreeStar  Technology
Corporation,  a  Nevada  corporation  ("Company"),   and  all  Exhibits  thereto
("Summary"), before deciding to subscribe.

EACH PROSPECTIVE INVESTOR SHOULD EXAMINE THE SUITABILITY OF THIS TYPE OF INVESTMENT IN THE CONTEXT OF HIS/HER OWN NEEDS, INVESTMENT OBJECTIVES, AND FINANCIAL CAPABILITIES AND SHOULD MAKE HIS/HER OWN INDEPENDENT INVESTIGATION AND DECISIONAS TO SUITABILITY AND AS TO THE RISK AND POTENCIAL GAIN INVOLVED. ALSO, EACH PROSPECTIVE INVESTOR IS ENCOURAGED TO OCNSULT WITH HIS/HER ATTORNEY, ACCOUNTANT, FINANCIAL CONSULTANT OR OTHER BUSINESS OR TAX ADVISOR REGARDING THE RISKS AND MERITS OF THE PROPOSED INVESTMENT.

This Offering is limited to investors who certify that they meet all of the qualifications set forth in the Subscription Agreement.

If you meet these qualifications and desire to purchase shares of common stock offered hereby ("Shares"), then please complete, execute and deliver the Subscription Agreement along with your check or wire transfer , payable to "FreeStar Technology Corporation" in the amount of the purchase price for the Shares purchased.

These documents should be mailed or delivered to:

Mr. Paul Egan, President
FreeStar Technology Corporation.
Calle Fantino Falco, #24, J. Baez Building, 2nd Floor
Santo Domingo, Dominican Republic

Upon receipt of the signed subscription agreement, verification of your investment qualifications, and acceptance of your subscription by the Company (which reserves the right to accept or reject a subscription for any reason whatsoever), the Company or its agent will notify you of receipt and acceptance of your subscription.

IMPORTANT NOTE: In all cases, the person or entity actually making the investment decision to purchase the Shares should complete and sign the Subscription Agreement. For example, if the investor purchasing Shares is a retirement plan for which investment are directed or made by a third party trustee, then that third party trustee must complete the Subscription Agreement rather that the beneficiaries under the retirement plan. This also applies to trusts, custodial accounts and similar arrangements. You must list your principal place of residence rather than your office or other address on the signature page to the Subscription Agreement so that the Company can confirm compliance with appropriate securities laws. If you wish correspondence sent to some address other than your principal residence, please provide a mailing address in the blank provided on the signature page to the Subscription Agreement.


                                 ACKNOWLEDGEMENT

         The undersigned hereby acknowledges receipt of a copy of the Summary of the Offering, and the Exhibits thereto, of FreeStar Technology Corporation, a Nevada corporation.



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                                           Offeree Signature


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                                           Offeree Signature


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